Exhibit 10.9
OPTION AGREEMENT
     THIS OPTION AGREEMENT (the “Agreement”), dated as of February 25, 2009, is made by AEI, a Cayman Islands exempted company (the “Company”), for the benefit of the holders from time to time (the “Noteholders”) of its outstanding 10% Subordinated PIK Notes due May 25, 2018 (the “Notes”).
WITNESSETH
     WHEREAS, the Company has agreed to offer the Noteholders an option to exchange their Notes for ordinary shares, par value $0.002, of the Company (the “Shares”) upon the terms and subject to the conditions set forth in this Agreement.
     NOW THEREFORE, in consideration of the mutual terms, conditions, representations, warranties and agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
Section 1. Definitions.
A. Capitalized terms used but not defined herein, shall have the meanings provided in the Note Purchase Agreement (defined below).
B. Unless the context otherwise requires, the terms defined in this Section 1, whenever used in this Agreement shall have the respective meanings hereinafter specified and words in the singular or in the plural shall each include the singular and the plural and the use of any gender shall include all genders.
“Amendment to Note Purchase Agreement” means the Amendment to the Note Purchase Agreement to be entered into between the Company and Noteholders holding at least 80% of the then outstanding principal amount of all Notes (other than Notes owned by the Company or any other obligor of the Notes) consenting to (i) an amendment to (a) allow the Company to issue Options entitling Noteholders to exchange their Notes for Shares and acquire Notes in exchange for Shares upon the exercise of such Options, in each case, on the terms and conditions set forth in this Agreement and (b) eliminate the prohibition on Note repurchases by the Company subject to certain conditions; (ii) a clarifying amendment to make clear that repurchases of Subordinated Debt permitted under the Senior Credit Agreement are not prohibited under the terms of the Notes; and (iii) amendments to the notice provision to (y) update AEI Services LLC’s mailing address and (z) provide for the delivery of notices via e-mail.
“Consents” means (i) the Amendment to Note Purchase Agreement and (ii) the Shareholders Consent.
“Note Purchase Agreement” means the Note Purchase Agreement, dated as of May 24, 2007, among the Company and the purchasers identified therein, as amended by the Amendment to Note Purchase Agreement and as may be hereafter further amended, supplemented or modified from time to time.
“Option Commencement Date” shall mean the date on which the Company delivers notice to the Noteholders that all requisite Consents have been obtained.

“Option Expiration Date” shall mean the date that is 12 months after the Option Commencement Date.
“Shareholders Agreement” means the Second Amended and Restated Shareholders Agreement, dated as of May 9, 2008, among the Company and the shareholders identified therein (as the same may be amended, modified or supplemented from time to time).
“Shareholders Consent” means the consent of the Company’s shareholders party to the Shareholders Agreement waiving the preemptive rights, related party and certain other provisions of the Shareholders Agreement necessary to permit the exchange of Notes for Shares contemplated by this Agreement.
Section 2. Issuance of Options; Transfers.
          A. On the terms and subject to the conditions hereof, effective upon receipt of the requisite Consents, the Company hereby issues and grants to each Noteholder an irrevocable right and option (the “Option”) to exchange any or all of the Notes held by such Noteholder for Shares of the Company. The Options granted hereby will be evidenced by the Note Certificates representing the Notes and no separate certificates in respect of the Options will be issued.
          B. The Options will be transferable only in connection with the transfer of the underlying Notes and will be subject to same transfer restrictions as the Notes. The surrender for transfer of any Note Certificate will also constitute the transfer of the Options associated with the Notes evidenced by such certificates.
          C. No separate listing for the Options will be obtained.
Section 3. Exercise Date; Exercise of Options.
          A. Option Period; Exchange Ratio. The Options will be exercisable on and after the Option Commencement Date and prior to 5:00 p.m., New York City time, on the Option Expiration Date (the “Option Period”). A Noteholder that exercises its Option, in whole or in part, on the Option Commencement Date will receive sixty-three (63) Shares (the Shares issuable upon exercise of the Options being collectively referred to herein as the “Option Shares”) for each $1,000 principal amount of Notes exchanged. Thereafter, the exchange ratio shall be reduced in accordance with the schedule attached hereto as Schedule A (which may be modified to reflect a different Option Commencement Date in the event that the deadline for the Consent solicitation by AEI is extended or shortened by AEI at its option). Any accrued but unpaid interest on Notes surrendered for exchange shall likewise be exchanged for Shares at the same exchange rate as that applicable with respect to the principal amount of such Notes. No Option shall be exercisable prior to the Option Commencement Date or after 5:00 p.m., New York City time, on the Option Expiration Date and Options shall only be exercisable to the extent and in the manner herein provided.
          B. Exercise. Subject to the terms and conditions set forth in this Section 3, Options may be exercised at any time or from time to time on and after the Option Commencement Date until 5:00 p.m., New York City time, on the Option Expiration Date.
A Noteholder may exercise the Option granted hereby with respect to any or all of the Notes registered in the name of such Noteholder on the books and records of the Company (or its transfer agent) by delivering to the Company at its office referred to in Section 10 the following: (i) a written notice of exercise, completed and submitted in accordance with the terms of such notice, in the form attached hereto as Exhibit A (the “Notice of Exercise”), (ii) the Note Certificate representing the Notes with respect to which the Option is being exercised, accompanied by a duly executed transfer certificate, (iii) an executed copy of the Shareholder Joinder Agreement (as defined in Section 8), if applicable and (iv) an executed Internal Revenue Service Form W-8 or W-9, as applicable. In addition, as provided in Section 8, any Noteholder not party to the Registration Rights Agreement that desires to become a party to such agreement, will also need to deliver an executed copy of the Registration Rights Joinder Agreement. If a Noteholder chooses to exercise the Option with respect to less than all of the Notes registered in the name of such Noteholder (a “partial exercise”), such partial exercise must be in a minimum principal amount $1,000 or an integral multiple thereof. A partial exercise does not preclude a subsequent exercise provided all the terms and conditions to such exercise are met.
All rights of a Noteholder with respect to any Option that has not been exercised, prior to 5:00 p.m., New York City time, on the Option Expiration Date shall immediately cease and all such unexercised Options shall be automatically cancelled and void.
          C. Payment of Taxes. The Company shall pay any and all Cayman Islands issue, documentary or stamp taxes that may be payable in respect of any issuance or delivery of Option Shares in exchange for the Notes. All other taxes that may be payable in respect of any issuance of Option Shares shall be the responsibility of the applicable Noteholder.
          D. Delivery of Option Shares. Upon receipt of the items referred to in Section 3B, the Company shall, as promptly as practicable, and in any event within three (3) Business Days thereafter, issue to Noteholder or Noteholder’s designee the number of Option Shares to be issued on exercise of the Option(s) and enter the name of Noteholder or Noteholder’s designee in the register of members of the Company as the registered holder of such Option Shares. An Option shall be deemed to have been exercised and such Option Shares shall be deemed to have been issued, and such holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date that such Notice of Exercise, together with the other items required to be delivered pursuant to Section 3B, are received by the Company. Any Notes surrendered upon exercise of Options shall be immediately retired and cancelled by the Company and may not be re-issued.
          E. Legend on Option Shares. If certificates representing Option Shares are issued, each certificate representing shares of Option Shares shall bear a legend substantially to the following effect:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF

THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.
IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SECOND AMENDED AND RESTATED SHAREHOLDERS AGREEMENT, DATED AS OF MAY 9, 2008, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, BY AND AMONG AEI AND THE PARTIES THERETO, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE COMPANY.”
The requirement that the above legend regarding the Securities Act be placed upon certificates evidencing any Option Shares shall cease and terminate upon the occurrence of certain events set forth in the Shareholders Agreement. Upon the occurrence of any such event requiring the removal of a legend hereunder, the Company, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such Option Shares as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such Option Shares not bearing such legend.
Section 4. Adjustment of Number of Option Shares Issuable Upon Exercise of an Option.
          A. Adjustment for Stock Splits, Stock Dividends, Recapitalizations. The number of Option Shares issuable upon exercise of each Option shall be proportionately adjusted to reflect any stock dividend, stock split, reverse stock split, recapitalization or the like affecting the number of outstanding Shares that occurs after the date hereof.
          B. Adjustments for Reorganization, Consolidation, Merger. If after the date hereof, the Company (or any other entity, the stock or other securities of which are at the time receivable on the exercise of the Options), consolidates with or merges into another entity or conveys all or substantially all of its assets to another entity, then, in each such case, the Noteholder, upon any permitted exercise of an Option, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of the Option prior to such consummation, the stock or other securities or property to which such Noteholder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if such Noteholder had exercised the Option immediately prior thereto, all subject to further adjustment as provided in this Section 4. Prior to giving effect to any reorganization, consolidation, merger or conveyance, the successor or purchasing entity in any such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Noteholder a written acknowledgment of such entity’s obligations under the Options and this Agreement.

          C. Notice of Certain Events. Upon the occurrence of any event resulting in an adjustment in the number of Option Shares (or other stock or securities or property) receivable upon the exercise of the Options, the Company shall promptly thereafter (i) compute such adjustment, (ii) prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, and (iii) mail copies of such certificate to each Noteholder.
Section 5. Reservation of Option Shares.
The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Shares, the aggregate number of the Option Shares deliverable upon the exercise of all outstanding Options, for the purpose of enabling it to satisfy any obligation to issue the Option Shares upon the exercise of the Options as provided herein.
Section 6. No Impairment.
The Company shall not, by amendment of its memorandum and articles of association, or through reorganization, consolidation, merger, dissolution, issuance or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid, directly or indirectly, the observance or performance of any of the terms of the Options or this Agreement, and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Noteholders under the Options and this Agreement against wrongful impairment. Without limiting the generality of the foregoing, the Company: (i) shall not set or increase the par value of any Option Shares above the amount payable therefor upon exercise, and (ii) shall take all actions that are necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Option Shares upon the exercise of the Options.
Section 7. Representations and Warranties by the Company.
The Company represents and warrants to the each Noteholder as follows:
          (i) The Company has the corporate power and authority to execute, deliver and perform this Agreement, issue the Options and issue the Option Shares upon exercise of the Options. The execution, delivery and performance of this Agreement by the Company and the issuance by the Company of the Options and the Option Shares upon exercise of the Options have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and upon obtaining the Consents will constitute a legally valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar Laws relating to creditors’ rights generally and by general equitable principles.
          (ii) Subject to obtaining the Consents, the execution, delivery and performance by the Company of this Agreement and the issuance of the Options and the Option Shares upon exercise of the Options do not and will not (i) conflict with, or constitute a breach or default under, its Organizational Documents, (ii) violate, or constitute a breach or default under, or result in the termination, acceleration or cancellation of, or the loss of benefit under, any Contract to which the Company is a party or by which its assets may be bound or affected (whether upon lapse of time and/or the occurrence of any act or event or otherwise) or (iii) assuming the representations and warranties of each of the Noteholder set forth in their respective Notice of Exercise are accurate, violate any Law or Order applicable to the Company or by which its assets may be bound, other than, in the case of clauses (ii) and (iii) above as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to perform its obligations under this Agreement or any Options issued pursuant hereto.
          (iii) Assuming the representations and warranties of each of the Noteholders set forth in their respective Notice of Exercise are accurate, no Approval is necessary to be obtained or made by the Company in connection with the execution, delivery and performance of this Agreement or the issuance of the Options or the Option Shares upon exercise of the Option.
          (iv) The Option Shares have been duly authorized and upon issuance will be validly issued, fully paid and nonassessable and free of preemptive or other similar rights, other than the rights set forth in the Shareholders Agreement.
          B. Survival. The representations and warranties of the Company shall survive the date hereof.
Section 8. Registration Rights Agreement; Shareholder Agreement.
          A. As provided in Section 3B, upon the exercise of any Option, Noteholders that are not already existing shareholders of the Company are required to execute and deliver to the Company a joinder agreement evidencing such Noteholder’s accession to the Shareholders Agreement (the “Shareholder Joinder Agreement”). Upon becoming a party to the Shareholders Agreement, a Noteholder shall be entitled to all of the rights and benefits thereof and shall be subject to all of the obligations of a shareholder thereunder.
          B. Upon the exercise of any Option, Noteholders will be entitled (but shall not be obligated) to become a party to the Amended and Restated Registration Rights Agreement, dated as of December 29, 2006, among the Company and the shareholders identified therein (as the same may be amended, modified or supplemented from time to time) (the “Registration Rights Agreement”). If a Noteholder is not already, but wishes to become, a party to the Registration Rights Agreement, such Noteholder will be required to execute and deliver to the Company a joinder agreement evidencing such Noteholder’s accession to the Registration Rights Agreement (the “Registration Rights Joinder Agreement”, and together with the Shareholder Joinder Agreement, the “Joinder Agreements”).
          C. Upon the request of a Noteholder, the Company will provide to the Noteholder copies of the most recently executed versions of the Registration Rights Agreement and Shareholders Agreement, together with all amendments or other modifications thereto. Prior to becoming a party to the Registration Rights Agreement and the Shareholder Agreement, a Noteholder shall have no rights thereunder, including no rights to consent to any amendments that may be made after the date hereof but prior to the date of such Noteholder becoming a party thereto.
          D. The Option Shares to be issued to an exercising Noteholder are being issued pursuant to an exemption from registration under the Securities Act and applicable state securities laws and may only be transferred, sold or otherwise disposed of if registered, or an exemption from registration is available under the Securities Act and applicable state securities laws. Pursuant to the Notice of Exercise, an exercising Noteholder will be required to make certain representations in relation to the exemption from registration being relied on by the Company in connection with the issuance of the

Option Shares. In addition, the Option Shares are subject to the restrictions on transfer set forth in the Shareholders Agreement.
Section 9. No Rights or Liabilities as Shareholder.
No holder, as such, of any Option shall be entitled to vote, receive dividends or be deemed the holder of any Option Shares which may at any time be issuable on the exercise of an Option for any purpose whatever, nor shall anything contained herein be construed to confer upon the holder of any Option, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting shareholders or to receive dividend or subscription rights, or otherwise, until such Option shall have been exercised in accordance with the provisions hereof. Without limiting or otherwise modifying Section 6 hereof, no provision hereof, in the absence of affirmative action by a Noteholder to exchange its Notes for Option Shares shall give rise to any liability of such holder as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
Section 10. Notices.
All notices, requests, consents and other communications required or authorized hereunder to any Party (each a “Notice”) shall be in writing and sent by hand, courier or overnight delivery services, certified or registered mail, return receipt requested, with appropriate postage prepaid, or facsimile or e-mail to the mailing address, e-mail address or facsimile number, as applicable, set forth below or such other mailing address, e-mail address or facsimile number as may hereafter be designated in writing by such Party to the other Parties; provided, however, that a Notice of Exercise shall only be effective upon receipt by the Company of the Notice of Exercise, along with all of the other required documents set forth in Section 3(C):
if to the Company:
AEI
Clifton House
75 Fort Street
P.O. Box 190GT
George Town, Grand Cayman
Cayman Islands
Facsimile No.: 345-949-4901
Attention: Director
Email: aei.investor.relations@aeienergy.com
with a copy (which shall not constitute notice) to:
AEI Services LLC
700 Milam, Suite 700
Houston, TX 77002
Facsimile No.: 713-345-5352

Attention: General Counsel
Email: aei.investor.relations@aeienergy.com
with a copy (which shall not constitute notice) to:
Clifford Chance US LLP
31 W. 52nd Street
New York, NY 10019
Facsimile: 212-878-8375
Attention: G. David Brinton
Email: david.brinton@cliffordchance.com
if to a Noteholder:
at the registered mailing address, e-mail address or facsimile number of such Noteholder set forth on the books and records of the Company (or its transfer agent).
Any notices, requests, consents and other communications given hereunder as provided above shall be deemed delivered (i) if sent by hand, courier or overnight delivery services, when delivered, (ii) if sent by certified or registered mail, return receipt requested, with appropriate postage prepaid, three (3) days after being deposited in the U.S. mail or (iii) if sent by facsimile or e-mail, when sent; provided, however, that a Notice of Exercise shall only be effective upon receipt by the Company of the Notice of Exercise, along with all of the other required documents set forth in Section 3(C).
Section 11. Supplements, Amendments and Waivers.
This provisions of the Note Purchase Agreement governing amendments, supplements or waivers of the provisions thereof shall apply mutatis mutandis to amendments supplements or waivers of any of the terms and provisions of this Agreement; provided, that no supplement or amendment may be made to Section 3, Section 4, Section 6, Section 14, or this Section 11 without a written instrument signed by the Company and each Noteholder.
Section 12. Successors and Assigns.
Except as otherwise provided herein, the provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the Company and Noteholders. Options issued under this Agreement may only be transferred together with the underlying Notes as provided in Section 2 of this Agreement.
Section 13. Confidentiality.
          A. Each Noteholder (the “Recipient”), shall, and shall direct any Affiliate (which is provided Confidential Information as permitted by Section 13(C)) and the directors, officers, employees, agents, representatives, attorneys, accountants and advisors (collectively “Agents”) of the Recipient or any such Affiliate to, treat confidentially all information disclosed (whether on or after the date of this Agreement and whether in writing, verbally or by any other means and whether directly or indirectly) by the Company or on the Company’s behalf to Recipient or its Agents in connection with the current and future business and operations of the Company and its direct and indirect subsidiaries, including, without limitation, any information relating to the Company’s and its subsidiaries’ operations, plans or intentions, know how, market opportunities and business affairs, as well as any written memoranda, notes, analyses, reports, compilations, or studies prepared by or on behalf of Recipient that contain or are derived from, such information or the recipient’s review thereof (collectively “Confidential Information”).
          B. As used in this Agreement, the term “Confidential Information” excludes any information that (i) is or becomes generally available to the public on a non-confidential basis other than as a result of actions by the Recipient or its Agents in violation of this Section 13, (ii) is or becomes available to the Recipient or its Agents on a non-confidential basis from a source other than the Company or its Agents that is not prohibited from disclosing such information to the Recipient or its Agents by a legal, contractual, fiduciary or other obligation to the Company or another party or (iii) was independently developed by the Recipient without reference to the Confidential Information.
          C. The Recipient shall not use the Confidential Information for any purpose other than to decide whether to exercise the Option granted hereby. The Confidential Information shall be kept confidential and shall not be disclosed by the Recipient and its Agents; provided, however, that the Recipient may disclose any Confidential Information (i) to its Agents who need to know such Confidential Information, provided that each Agent shall be informed of, and instructed to abide by the confidentiality provisions of this Section 13, (ii) to the extent such information is already in possession of the public or becomes available to the public, other than through any fault, act or omission in breach of this confidentiality obligation of the Recipient, (iii) to the extent such information is required to be disclosed by law or order of a court or governmental agencies with proper jurisdiction, (iv) to the extent such information is required to be disclosed by applicable laws, statutes, judicial processes, rules or regulations, including without limitation, the rules, regulations or guidelines of securities exchanges or similar self-regulatory organizations to which a disclosing party is or may become subject or (v) to any transferee or potential transferee of the Option, provided that such transferee or potential transferee shall be informed of, and agrees to abide by the confidentiality provisions of this Section 13.
          D. If the Recipient is requested or required by any governmental or regulatory authority to disclose any Confidential Information (except in the course of routine examinations of the Recipient or its Affiliates), it will provide the Company with prompt written notice of any such request or requirement, unless notice is prohibited by law or by the rules governing the process requiring such disclosure, in order to afford the Company time to seek an appropriate protective order or other reliable remedy. Such Recipient will, and will advise its Representatives to, reasonably cooperate with the Company in obtaining such protective order or other remedy but shall not be required to take at its own expense any legal action or initiate any legal proceeding in connection therewith. If no such protective order or other remedy is obtained, such Recipient will disclose only that portion of the Confidential Information that in the reasonable opinion of its counsel is legally required to be disclosed and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.
Section 14. Termination.
This Agreement (other than Sections 3C and Sections 10 through 18, inclusive, and all related definitions, all of which shall survive such termination) shall terminate at 5:00 p.m., New York City time, on the Option Expiration Date; provided that if the requisite Consents are not obtained this Agreement shall automatically terminate and be void ab initio.

Section 15. Governing Law; Jurisdiction.
          A. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY, NEW YORK AND ANY FEDERAL COURT LOCATED IN NEW YORK COUNTY, NEW YORK WITH RESPECT TO ANY PROCEEDING RELATING TO THIS AGREEMENT. FURTHER, EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION OR DEFENSE THAT IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH PROCEEDING IN ANY SUCH COURTS. THE PARTIES AGREE THAT ANY OR ALL OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ANY OBJECTIONS TO VENUE OR TO CONVENIENCE OF FORUM. EACH OF THE PARTIES (ON BEHALF OF ITSELF AND ITS AFFILIATES) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING WILL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.
          B. To the extent that any Party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each Party hereby irrevocably waives such immunity in respect of its obligations with respect to this Agreement.
          C. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH ABOVE IN THIS PARAGRAPH 15.
Section 16. Third Party Beneficiaries.
This Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the Company, the Noteholders and their respective successors and permitted assigns.
Section 17. Headings.
The headings in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

Section 18. Entire Agreement.
This Agreement, together with the Exhibits, constitutes the entire agreement and understanding between the Company and the Noteholders with respect to the subject matter hereof and shall supersede any prior agreements and understandings between the Company and Noteholder with respect to such subject matter.
[SIGNATURE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of the day and year first above written.

AEI
By:	_____________________________
	Name:	John G. Fulton
	Title:	Chief Financial Officer

SCHEDULE A
TABLE OF EXCHANGE RATIOS

EXHIBIT A
NOTICE OF EXERCISE
                    , 20
AEI
c/o AEI Services LLC
AEI Services LLC
700 Milam, Suite 700
Houston, TX 77002
Attention: Investor Relations
This notice of exercise (the “Notice of Exercise”) is provided pursuant to the Option Agreement, dated as of February 25, 2009 (the “Agreement”), by AEI, a Cayman Islands exempted company (the “Company”), for the benefit of the holders from time to time of the options issued pursuant thereto. Certain capitalized terms used herein shall have the meanings ascribed to them in the Agreement.
The undersigned hereby irrevocably elects to exercise the Option to exchange $                                         principal amount of the Notes for Option Shares as provided in the Agreement. In connection therewith, enclosed with this Notice of Exercise is the following:
1.	Note Certificate No. representing Notes in the aggregate principal amount of $ ;

2.	a duly executed transfer certificate with respect to the Notes being exchanged;

3.	either (check one):

a duly executed Joinder Agreement to the Shareholders Agreement no Joinder Agreement is required because the undersigned is already a party to the Shareholders Agreement;

4.	either (check one):

a duly executed Joinder Agreement to the Registration Rights Agreement

no Joinder Agreement is enclosed because the undersigned is already, or does not wish to become, a party to the Registration Rights Agreement; and

5.	an Internal Revenue Service Form W-8 or W-9 (as applicable), properly completed and executed in order to show the beneficial owner of the enclosed Note is not subject to U.S. backup withholding tax.

The undersigned hereby requests that the Option Shares to be issued in exchange for the Notes be registered as set forth below in the Company’s register of members:

Name:

Address:

If the undersigned has chosen to exercise the Option with respect to less than all of the Notes represented by the Notes Certificate(s) being delivered herewith, a new Note Certificate for the balance of the unexchanged Notes should be issued and registered in the name of the undersigned and delivered in accordance with the following instructions:

Address:

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Notes tendered for exchange hereby and that when such Notes are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title to the Notes, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to the sale, exchange or transfer thereof, and not subject to any adverse claim or right. In addition, the undersigned hereby waives any and all rights with respect to the Notes (including, without limitation, any existing or past defaults and their consequence in respect of the Notes and the Note Purchase Agreement other than the right to receive the Option Shares issuable in exchange therefor as provided in the Agreement) and releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the Notes or the Note Purchase Agreement, including without limitation any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes. The undersigned hereby further represents and warrants that (i) the Option Shares to be received by the undersigned will be acquired for investment for the undersigned’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of applicable securities laws, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same, (ii) the Option Shares have not been registered under the Securities Act and acknowledges that the Option Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration becomes available, (iii) it will transfer its Option Shares only in compliance with state and federal securities laws and the other restrictions set forth in the Agreement, (iv) it has carefully reviewed the Company’s most recent disclosure materials and any amendments, supplements or additional disclosure materials provided by the Company and has had the opportunity to make detailed inquiry concerning the Company, its business and its personnel and the officers of the Company have made available to such Noteholder any and all written information that it has requested and have answered to such Noteholder’s satisfaction any inquiries made by it and such Noteholder and its advisers, if any, have been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Agreement and the transactions contemplated hereby, and have been given the opportunity to obtain any additional information that the Company possesses, or can acquire without unreasonable effort or expense, necessary to verify the accuracy of the information supplied to it and (v) it is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Notes tendered for exchange hereby.

This Notice of Exercise must be signed by the Noteholder exactly as its name appears on the Note Certificate representing Notes. If the signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title.
SIGNATURE OF REGISTERED NOTEHOLDER OR AUTHORIZED SIGNATORY

Name of Noteholder:

(Please Print)

Address:

Federal Tax ID No.:

Signature:

SIGNATURE PAGE TO NOTICE OF EXERCISE